                                                                    EXHIBIT 32.1

                           SECTION 1350 CERTIFICATION

     In connection with the Quarterly Report of Palmdale  Executive Homes, Corp.
(the  "Company") on Form 10-Q/A for the quarter ending June 30, 2009 as filed with the Securities  and Exchange  Commission on the date hereof (the  "Report"),  I,
Suzette M.  Major,  President  of the  Company,  certify,  pursuant to 18 U.S.C.
Section 1350, as adopted  pursuant to Section 906 of the  Sarbanes-Oxley  Act of
2002, that, to my knowledge:

     (1)  The Report fully  complies with the  requirements  of section 13(a) or
          15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company.

Date: March 23, 2010

                                        By: /s/ SUZETTE M. MAJOR
                                            ________________________________
                                                Suzette M. Major
                                                President